Rule 497(e)
File Nos. 33-73832/811-8268

Supplement Dated May 16, 2011 to Statement of Additional Information
 Dated April 30, 2011 (the "SAI")

The information in the “Trustees and Officers” table under the sub-heading “Officers” found on page 15 of the SAI has been revised as follows:

Name, Year of Birth, Positions(s) Held With Funds and Address	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee
Officers:
Kevin Landis (1961) President and Secretary 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2009
Mr. Landis is President and Chief Executive Officer of SiVest Group, Inc. and has been a portfolio manager with SiVest Group Inc. since August 2009.  He was President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc. and was a portfolio manager with Firsthand Capital Management, Inc. from May 1994 to August 2009.
			N/A	N/A
Omar Billawala (1961) Treasurer 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Since 2011
Mr. Billawala is President of Firsthand Capital Management, Inc. and has been Chief Operating Officer of SiVest Group, Inc. since February 2010.  He was Chief Operating Officer of Firsthand Capital Management from 1999 through 2008.
			N/A	N/A